                                HOWARD E. KERBEL

                        Suite 301, 481 University Avenue
                                TORONTO, Ontario

                       Tel: 416 934 9998 Fax: 416 364 2308

May 22nd, 2002

By E Mail: margiebitters51@aol.com

COMMUNICATE NOW.COM INC.
310 Kitty Hawk Lane
Universal City, Texas  78148

ATTENTION: Charles Bitters, Vice President of Operations

Dear Mr. Bitters:

RE:   CONSULTING AGREEMENT BETWEEN HOWARD E. KERBEL("HEK" or "CONSULTANT") AND
      COMMUNICATE NOW.COM INC. ("CMNW" or "CLIENT" or "COMPANY"), (the "Agreement")

The purpose of this letter is to confirm the terms of the Agreement between CMNW and HEK agreed upon during your several telephone conversations with our representative.

1.       The Scope of the Project

        CMNW is engaged in the acquisition and exploitation of existing oil and gas properties throughout the United States in accordance with the
        Private Placement Memorandum dated December 1, 2001 and the three (3)
        page "Summary of Future Operations" dated April 29, 2002 provided to HEK.

2.       Scope of Services Provided by HEK (the "HEK Services")

        HEK is engaged in the business of providing the advice and expertise required by its clients to successfully complete mergers and acquisitions. While these services do not include the raising of funds from the public, either directly or indirectly, HEK does advise and assist its Clients in retaining the services required to become a publicly traded vehicle, which services are limited to the following:

                (a) The recommendation of qualified professionals required to accomplish the Client's objectives, including qualified
                    lawyers, accountants, public relations organizations and
                    market makers and assisting the Client in negotiating the
                    terms of the consulting agreements to be entered into
                    between the Client and such professionals and shall co-
                    ordinate the activities of these professionals and
                    consultants;

                (b) Reviewing the financial information prepared and provided by the client, including financial statements, business plans and financial projections, but not the preparation of such documents;

                (c) Preparation of all required or recommended Offering
                    Circulars and Offering Memoranda based exclusively upon
                    information provided by the Client, if required;

                (d) Assisting in the preparation of all regulatory or
                    governmental submissions and filings required to complete
                    proposed merger or acquisition, if required;

                (e) In the event of a solicitation by the Client of funds from the public, advising the Client of any potential investors of whom HEK becomes aware following which it shall be the
                    Client's obligation to communicate and negotiate with such potential investors without the assistance of HEK. HEK shall in no way be compensated for such referrals and no part of its compensation shall be in respect of such referrals or
                    the funds which might be invested by such potential
                    investors;

                (f) The recommendation of a suitable re-structuring plan of CMNW shares designed to meet the Client's objectives; and

                (g) LIABILITY OF CONSULTANT: In furnishing the Company with management advice and other services as herein provided,
                    neither Consultant nor any officer, director or agent
                    thereof shall be liable to the Company or its creditors for errors of judgment or for anything except malfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under
                    the terms of this agreement;

                (h) It is further understood and agreed that Consultant may rely upon information furnished to it reasonably believed to be accurate and reliable and that, except as herein provided,
                    Consultant shall not be accountable for any loss suffered by the Company by reason of Company's action or non-action on the basis of any advice, recommendation or approval of
                    Consultant, its employees or agents;

                (i) The parties further acknowledge that Consultant undertakes no responsibility for the accuracy of any statements to be made by management contained in press releases or other
                    communications, including, but not limited to, filings with the Securities and Exchange Commission and the National
                    Association of Securities Dealers; and

                (j) HEK shall not be called upon by the Company to provide either legal or accounting advise and the Company shall at all times retain the services of qualified security
                    attorneys and auditors.

3.       HEK's Compensation

                (a) CMNW hereby grants to the Consultant 5,150,000 common shares of CMNW as full compensation of the services to be rendered by the Consultant to the Company which shares are to be
                    registered immediately by way of an S 8 Registration and in no event later then May 24th, 2002; and

                (b) The Shares referred to above shall be issued as follows:

                        (i)      Howard E. Kerbel - 2,525,000 Shares; and
                        (ii)     Rosemary Berman - 2,525,000 Shares;

4.       Term of the Consulting Agreement

         The term of the Consulting Agreement shall commence upon the execution of this Agreement by all necessary parties and shall continue for a period of six (6) months.

5.       CMNW Representations

         CMNW warrants and represents that the shareholdings of the Company are at the present time as set out below:

         (a)     David Hancock              7,500,000 (144)

         (b)     Daambr Production Corp.    8,800,000 (144)

         (c)     J. Winkler & Family        400,000 (free trade)

         (d)     Charles Cleveland          400,000 (free trade)

         (e)     Johnny Bob Carruth         400,000 (free trade)

         (f)     Richard Michael            70,000 (free trade)

         (g)     Employees                  750,000 (144)

         (h)     Public Float               2,000,000 (free trade)

6.       MISCELLANEOUS:

                (a) All final decisions with respect to consultation, advice and services rendered by Consultant to the Company shall rest
                    exclusively with the Company;

                (b) This Agreement contains the entire agreement of the parties hereto and there are no representations or warranties other than those contained herein.

                (c) Neither party may modify this Agreement unless the same is in writing and duly executed by both parties hereto;

                (d) By signing this Agreement, the Company admits to having no prior knowledge of any pending S.E.C. or N.A.S.D
                    investigations into the trading of the securities of the
                    Company or the activities of the Company;

                (e) In the event this Agreement or performance hereunder
                    contravene public policy or constitute a material violation of any law or regulation of any federal or state government agency, or either party becomes insolvent or is adjudicated bankrupt or seeks the protection of any provision of the
                    National Bankruptcy Act, or either party is enjoined, or
                    consents to any order relating to any violation of any state or federal securities law, then this Agreement shall be
                    deemed terminated, and null and void upon such termination;
                    neither party shall be obligated hereunder and neither
                    party shall have any further liability to the other;

                (f) Any controversy or claim arising out of or related to this
                    Agreement shall be settled by arbitration pursuant to the
                    provisions of the Arbitration Act R.S.O. 1990, as amended
                    and any arbitration shall be conducted in the city of
                    Toronto, Province of Ontario, Canada; and

                (g) This Agreement may be signed in counterpart.

7.       SEVERABILITY OF PROVISIONS: The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

8.       BREACH OF CONTRACT: The sole remedy of the Client in respect of any material breach of this Agreement by Consultant shall be to terminate this Agreement upon the giving of five (5) days prior written notice, in which event all unexercised or partially exercised options shall be null and void and of no effect.

9.       INDEPENDENT CONTRACTOR: Consultant and the Company hereby acknowledge that Consultant is an independent contractor. Consultant shall not hold himself out as, nor shall he take any action from which others might infer, that he is a partner of, agent of or a joint venture of the
         Company.

Please execute the Acknowledgment at the end of this letter to signify your acceptance of the above terms and conditions and return one copy of the executed
Agreement by fax at 416 364 2308 and two originally executed copies of the
Agreement by courier to GIL at:

                                    Howard E. Kerbel
                                    Suite 301
                                    481 University Avenue
                                    TORONTO, Ontario
                                    M5R 2E9

Regards,

Howard E. Kerbel

                                 ACKNOWLEDGEMENT

The undersigned by the execution of this Acknowledgement hereby agree to be bound by the above terms and conditions and agree to do or cause to be done all acts and deeds necessary to give effect to the intent of this Agreement.

DATED at 9:30PM, this 24 day of  May, 2002

         COMMUNICATE NOW.COM INC.
         Per:

         _______________________________
         CHARLES BITERS VP OPERATIONS